By:  /s/  Kim Allen                                        Date: August 14, 2002
    --------------------

Kim  Allen, Chief  Executive  Officer, (and  principal  financial  officer)

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                                                                    Exhibit 99.1
     CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER
                           PURSUANT TO 18 U.S.C. 1350

In connection with the accompanying Quarterly Report on Form 10-QSB of Universe2U Inc. for the quarter ended June 30, 2002, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1) such Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in such Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 fairly presents, in all material respects, the financial condition, and results of operations of Universe2U Inc.



     August  14,  2002                        /s/  Kim  Allen
                                              -----------------
                                              Kim  Allen,
                                              Chief  Executive  Officer
                                              and  Principal  Financial  Officer
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